Filed pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated December 17, 2012
to
Prospectus dated June 4, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated June 4, 2012, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 32 of the Prospectus before you decide to invest in our common shares.

Increase in Public Offering Price

On December 14, 2012, we increased our public offering price from $10.30 per share to $10.40 per share. This increase in the public offering price was effective as of our December 17, 2012 semi-monthly closing and first applied to subscriptions received from December 3, 2012 through December 16, 2012. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.